UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

CENTERSPACE
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 10th Street SW, Post Office Box 1988, Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, no par value	CSR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original 8-K”) that was filed by Centerspace (the “Company”) with the Securities and Exchange Commission (the “Commission”) on May 15, 2025. The Company is filing this Amendment only to include Item 5.02 to provide information about the Centerspace 2025 Incentive Plan (the “Plan”), which was approved by the Company’s shareholders at the Company’s Annual Meeting of Shareholders held on May 14, 2025 (the “Annual Meeting”), as disclosed in Item 5.07 of the Original 8-K, and to file Plan and the award agreements thereunder as exhibits hereto. Other than the additional information set forth in Item 5.02 and Item 9.01 below, no disclosure in the Original 8-K is amended by this Amendment.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 7, 2025, the Board of Trustees of the Company adopted the Plan, to be effective June 1, 2025, subject to the approval of the Company’s shareholders. As disclosed in the Original 8-K, the Company’s shareholders approved the Plan at the Annual Meeting. The Plan became effective on June 1, 2025.
A description of the material terms of the Plan was set forth under the heading, “Proposal 3: Approval of the Centerspace 2025 Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 4, 2025 (the “Proxy Statement”) and is incorporated herein by reference. The description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.
Effective June 1, 2025, the Company adopted under the Plan, a (i) Form of Time-Based Restricted Stock Unit Award Agreement, (ii) Form of Trustee Time-Based Restricted Stock Unit Award Agreement , (iii) Form of Performance-Based Restricted Stock Unit Award Agreement, ((i)-(iii) collectively, the “Award Agreements”). A description of the material terms of the Award Agreements was set forth under the heading, “Proposal 3: Approval of the Centerspace 2025 Incentive Plan” in the Proxy Statement and is incorporated by reference. The description of the Award Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Award Agreements, copies of which are attached as Exhibits 10.2 through 10.4, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
10.1	Centerspace 2025 Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 4, 2025).
10.2	Form of Time-Based Restricted Stock Unit Award Agreement under the Centerspace 2025 Incentive Plan.
10.3	Form of Trustee Time-Based Restricted Stock Unit Award Agreement under the Centerspace 2025 Incentive Plan.
10.4	Form of Performance-Based Restricted Stock Unit Award Agreement under the Centerspace 2025 Incentive Plan.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centerspace

	By	/s/ Anne Olson
Anne Olson
Date: August 4, 2025		President and Chief Executive Officer